Investor Presentation

April, 2008

Legal Disclaimer

This summary is for informational purposes only and does not constitute an offer or solicitation to purchase or sell securities of Juniper Content Corporation.

Certain statements in this summary may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, included in this summary, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following: general economic and business conditions; competition; unexpected changes in technologies and technological advances; ability to commercialize and sell products and services; results of experimental studies; research and development activities; changes in, or failure to comply with, governmental regulations; and the ability to obtain adequate financing in the future. This information is qualified in its entirety by cautionary statements and risk factors disclosure contained in certain of Juniper Content Corporation’s Securities and Exchange Commission filings available at http://www.sec.gov.

Juniper Content Corporation

Building brands for the digital future

Focusing on the underserved Hispanic market

Investment Highlights

¡Sorpresa! is dedicated to becoming “the” brand for Hispanic kids and their families in this fast growing market

¡Sorpresa! is the first and only 24/7 Hispanic children’s television network broadcast exclusively in Spanish, serving more than 1,000,000 subscribers in 22 of the top 25 Hispanic television markets

SorpresaTV.com is well positioned to become a leading online destination, connecting to Hispanic youth and their parents

Accomplished management team and Board with multi-platform and Hispanic media experience

An independent appraisal completed during Q4 2007 valued the net tangible and intangible assets acquired in the Firestone Merger on January 19, 2007 at approximately $16 million

Recent Financing

Received approximately $2.2 million in a private placement in Q1 of 2008

Senior 7% Convertible Preferred Shares plus warrants

The preferred stock is convertible into common stock at $3.20 per share

7% dividend beginning in 2010, paid quarterly in cash or kind

The structure and pricing of the financing supports a value for the Company beyond that currently reflected in the market

Current Operations

¡Sorpresa! has affiliation agreements with all the major cable MSO’s including TimeWarner, Cablevision and Comcast;  is the only 24/7children’s cable network broadcast exclusively in Spanish

We provide network origination services to AmericaOne, The Documentary Channel as well as ¡Sorpresa! at our uplink facility in Fort Worth, Texas, along with third-party production services

Currently, we derive revenue principally from cable affiliate fees, advertising sales, production services, uplink and facility fees

Management Team

Stuart B. Rekant, Chairman & CEO of Juniper Content and CEO of ¡Sorpresa!  - Executive, entrepreneur and producer with 30 years in media and entertainment, HBO, US News Productions, WinStar

Herbert J. Roberts, Senior Vice President, CFO, and Secretary - Financial Executive with 30 years of experience with CBS, Helicon Cable, Prudential Securities

Leonard L. Firestone, President & COO* - Executive and entrepreneur for 20 years, founder of Firestone Communications, DBA ¡Sorpresa!, Allbritton Communications

Christopher Firestone, Executive VP of Digital Media and Broadcast Operations * - 10 years Media Executive, The William Morris Agency, independent and commercial film production

Michael Weiden, Senior VP of Advertising/Sales* - 20 years in television syndication: Litton Media Sales, Si TV, Fremantle Media, Pearson Television, All American Television, LBS Communications

Maria Badillo, VP of Programming * - 15 years domestic/ international youth programming/ production: Discovery Kids Latin America Network, Univision Network, MTV Latino America

Tim Kelly, VP of Affiliate Sales and Marketing* - 10 years in Hispanic general consumer and markets marketing: DISH Network/Echostar Communications, Charter Communications

* Firestone Communications Inc, DBA ¡Sorpresa!

Juniper Content Board of Directors

Stuart B. Rekant

     Chairman of the Board

Advisory Services

Financial

Young

Raymond Mason

     Vice Chairman of the Board………..     Connemara Capital/Charter Group

John K. Billock, Director …………..    Time Warner Cable, HBO

Steven G. Chrust, Director ………..        Centripetal Capital Partners, SGC

Bert A. Getz, Jr., Director ………….         Globe Corporation, Wintrust

Richard Intrator, Director ………….            Philanthria, Paine Webber Inc.

Paul Kramer, CPA, Director ……….    Kramer Love & Cutler, Ernst &

What Makes ¡Sorpresa! Special

The only Spanish language cable television network dedicated to Hispanic kids

In-culture

In-language

Connecting to their Hispanic heritage

Targeting to 2-17 year olds

Available on cable and other digital platforms including MobiTV and Brightcove

Premium programming from around the world

Principally purchased rather than produced

At a competitively lower programming cost

Specials & Holiday-specific programs

Celebrating the uniqueness of Hispanic cultural heritage

SorpresaTV.com

Platform to become the leading online destination for quality entertainment and education dedicated to Hispanic youth and a brand extension of the network

Ideal vehicle for advertisers targeting

the fastest growing and youngest U.S. demographic

UNIVISION

AZTECA AMERICA

V me

Galavisión

tr3s

Animal Planet

mun2

Discovery Kids

TELEMUNDO

¡Sorpresa!

CARTOON NETWORK

PBS KIDS

Disney Channel

Toon Disney

Nickelodeon

qubo

Discovery Kids

Noggin

sprout

U.S. Channels Targeting Kids

Kids Blocks in Spanish

English/SAP

24/7

In-Culture

In-Language

Unique within its market

Competitive Landscape

¡Sorpresa! ’s unique approach delivers broad content and format variety in
Spanish with a Hispanic appeal for each segment of its audience; preschool, 6-
11 and teens, with more premiere series, specials and original productions, tailor made for Hispanic kids

General entertainment channels dedicated to the Hispanic market  like
Univision, Telemundo and TV Azteca only cater to kids with limited hours of programming, mainly during weekends to fulfill  FCC requirements

Strong emphasis on preschoolers, dubbed versions of shows from their
English language networks, on MTV Tres and Discovery Kids En Español with no original productions tailor made for Latino kids in the U.S.

General entertainment English-language channels like Cartoon Network,
Disney and Nickelodeon only cater to U.S. Hispanic kids through the SAP option with no direct connection to their audience

¡Sorpresa!  The World You Imagine

Launched new look and on-air promotional campaign in February

Hispanic Cable and Satellite Audience

Conversion to Digital – 36 million digital cable1 and 31 million2 digital satellite subscribers now approaching 63% of the 112 million TV households1

Increased attention from cable and satellite operators on Hispanic demographic

Cable operators utilizing Hispanic packages as part of their digital tier rollout plans

DirecTV’s Paratodos 1.0 million subs1

Echostar’s Dish Latino 1.2 million subs1

Total U.S. Hispanic TV Households = 12.1 million3

Cable TV - 50% penetration of total Hispanic households4

Satellite TV - 27% penetration of total Hispanic households4

Hispanic subscriber penetration by Demographic Market Area (DMA)1

Top 10 Hispanic DMAs represent 55% or 6.2 million TV households

Top 20 Hispanic DMAs represent 72% or 8.1 million TV households

78% of bilingual Hispanics watch programming in Spanish weekly4

47% watch children’s programs everyday4

45% watch Spanish language programming for kids5

5  Focus Latino VI 2006 Horowitz and Associates

4  Focus Latino VII 2007 Horowitz and Associates

3   Nielsen, August 2007

2   Public Filings as of 12/31/07

1   SNL Kagan, 2008

¡Sorpresa! Distribution

Cablevision

Charter

Comcast

Cox

Brighthouse

Time Warner

NCTA

OneLink PR

Available through

Available in 22 out of the 25 top Hispanic DMAs

S! Distribution

S! n/a

Percentage of residents

in the country identifying

as Hispanic

0.0% - 6.0%

6.0%-17.4%

17.4%-34.7%

34.7%-61.1%

61.1%-100.0%

Subscribers
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07

¡Sorpresa! Subscriber Growth

Starting the year with more than 1,000,000
Subscribers

987,000 Subscribers

1,000,000

750,000

500,000

250,000

0

Month

38% Year-Over-Year

SorpresaTV.com

Currently targeting Hispanic kids ages 6-11 featuring ¡Sorpresa!
Network content along with games and user generated content

Expanding the target demo to also include Hispanic preschoolers and their parents to become the destination of choice for this category

Content will relate to: ¡Sorpresa!’s specific programs on the air; other topics of interest to the demographic, including soccer, dance and music;
as well as those categories that don’t lend themselves directly to the channel such as games and education

A site where Hispanic kids and their parents can be entertained and educated through activities that speak to their cultural background

Revenue generator and platform for brand extension

The Brand for Hispanic Youth

Culturally relevant/
Latino identity

Category trend
setter

Original Productions

Magazine

Entertainment

Sports

Acquisitions

Animation

Drama & Comedy

Movies

Specials & On-Air

Culturally relevant

Season based

Latino look & feel

Exclusivity

US Territory

Linear channel

Internet &
Broadband

Mobile & VOD

Grass Roots / PR

Traditional & New
Media

Sales material

¡Sorpresa! taps into the Latin kids’ life through
engaging programming available, anytime and anywhere

Hispanic Advertising Opportunity

Fastest growing US segment1

44.3 million residents, almost 15% of population

1 in 4 are under 14 years of age

Spanish-language advertising continues to outperform the general market2

Buying power growing 8.6% per year3

Hispanic advertising market is projected to grow 3.7% in 2007 compared to 1.7%

growth for the general market2

Hispanics under-indexed

Just 3.3% of ad dollars spent on 14.7% of population1,4

1 U.S. Census July 2007

2 Advertising Age’s Hispanic Fact Pack report, July 2007

3 Selig Center for Economic Growth, The University of Georgia, June 2007

4 AdWeek 2007

Large, growing and underserved demographic

Expanding Digital Platforms
Driving Demand For Content

1 SNL Kagan, 2008

2 Dish and DirecTV 10-K, 12/2007 and 12/2006

3 Rentrak 2007

4 PriceWaterhouseCoopers, 2007

5 Parks Associates, 2007

6 Nielsen, 2007

Cable TV and DBS growth

Digital cable subscribers estimated to grow 10% to 39 million by year-end 2008, from 36 million in 20071

DBS reached 31 million homes in 2007 from 29 million in 20062

Video-On-Demand growth

$2.1 billion estimated spending on VOD services in 2007, a 23% increase from 20064

Kids programming represented 24% of total “free” VOD orders in the first 5 months of 2007, just behind music and movies3

New forms of advertising emerging via VOD

Other internet, broadband and mobile delivery platforms growing

Internet access, over the next four years, is estimated to be the fastest growing consumer segment of the entertainment and media industry  – growing at a 11.9% CAGR4

U.S. broadband penetration will exceed 50% of US households by end of 20075

Mobile video subscribers in the U.S. totaled 8.4 million in Q1 2007 compared to 3.3 million in Q1 2006,

growing 155% year-over-year6

Market becoming more customized and niche-oriented

Our Growth Strategy

Expand ¡Sorpresa! Network and Digital Community

Diversify brand into original programming, licensing and merchandising

Make SorpresaTV.com the leading destination for Hispanic kids and their parents

Leverage our other operations for future growth

Utilize uplink capability and production facilities to expand content relationships

Build expertise in other content categories and expand distribution capabilities to serve emerging digital platforms

Expand our current operations and infrastructure through acquisitions

Acquire branded content media and entertainment businesses

Develop digital communities around these and other high-growth opportunities

Summary Balance Sheet

December 31, 2007

Assets:

Current Assets

$

5,787,524

Programming assets, net

19,591

Property and equipment, net

2,715,515

Restricted cash

94,092

Intangible assets, net

10,160,342

Goodwill

157,166

Other assets

57,495

Programming rights long-term

                  125,644

Total Assets

$

19,117,369

Liabilities and Stockholders’ Equity:

Total liabilities

$

5,087,702

Total stockholders’ equity

              14,029,667

Total liabilities and stockholders’ equity

$

19,117,369

Summary of Operations

Year Ending

Year Ending

December 31, 2007

December 31, 2006

Revenues

$

2,224,803

$

-

Expenses

Operating

2,902,840

-

Selling, general and administrative

5,655,508

469,269

Advertising

443,694

-

Depreciation and Amortization

               2,900,115

-___

Loss from Operations

(9,677,354)

(469,269)

Other Income (expenses):

Other Income, net

1,782

-

Interest income

369,694

719,539

Interest expense

(228,408)

-

Total other income (expenses)

143,068

719,539

Income (loss before provision

for income taxes)

(9,534,286)

250,270

Provision (benefit) for income taxes

$

(3,209,938)

86,000

Net  income (loss)

(6,324,348)

$

164,270

Investment Summary

Establish the ¡Sorpresa! brand as the leading media destination for
Hispanic kids and their families

Build on ¡Sorpresa!’s first mover status in Hispanic children’s programming to secure a significant position in the expanding Hispanic marketplace on television, on the internet and other media platforms

Capitalize on the high-growth Hispanic media market and its increasing importance of this growing demographic to advertisers and marketers

Expand operations and infrastructure through the acquisition of other media and entertainment businesses

Leverage the skills of an accomplished management team and Board with significant media experience

Be the leading Hispanic brand for kids and their families

What Hispanic Families Want

The following is based upon a survey of heads of Hispanic households

Top 12 Programming Genres Watched Every Day/Almost Every Day

Among Hispanics with Children Under 18 in the Home

Local News

79%

Programming in Spanish (in general)

56%

Programming for Children

55%

International News

51%

Novelas (Soap Operas)

42%

Movies on TV

41%

Sports Events

40%

Comedies or Sitcoms

40%

Sports News

37%

Music Videos

29%

Cooking, Home Decorating, Home Improvement

28%

Drama Series

27%

Source: Focus Latino VII, copyright 2007 Horowitz Associates, Inc., August 2007

Exhibit  A

Hispanic Households are Younger
and Have More Children

% Total
Households

% Hispanic
Household

K2-11

36

68

K6-11

21

39

Teens

22

37

W18-34

30

51

W18-49

58

85

Source: Nielsen

Exhibit B

¡Sorpresa! Ranks High Among Viewer Interest
in Hispanic Networks

This survey found that of all the
channels tested, ¡Sorpresa! is one
of the channels in highest demand
among the respondents surveyed

1 Latino VII, Horowitz Associates, Inc. August 2007

Exhibit C

29%

Latele Novela

29%

TBN Enlace

16%

TV Colombia*

39%

¡Sorpresa!

14%

TV Chile*

33%

Utilisima

35%

ESPN Deportes

36%

DocuTV

37%

Canal 52MX

37%

Teleformula

39%

MTV TR3S

40%

Cine Mexicano

47%

History Channel en Español

Rankings of Value Ratings1

*Note small sample of Colombians and Chileans in study

Cable Network Business Model

Exhibit D

Average Cable Network Profitability Statistics for 20071

36.1%

Cash Flow

17.7%

SG&A Expenses

53.8%

Gross Margin

43.4%

Programming Expenses

100.0%

Net Revenue

1 2007 SNL Kagan Research estimates

Firestone Facility

Exhibit E

Network Origination Facility

Network Operations Center – State-of-the-art fiber and satellite services facility located in Fort Worth, Texas

Fully automated digital master control and uplink – Pop with 24 lines on SBC fiber backbone

Tape and Tape-less playback environment

C-Band and KU downlink capability 8-network capacity @ 4.5 MHz

Production Services Operation

Fully digital facility with full-services production capability

Editing, graphics, sound stages, control room

Significant Hispanic expertise

Firestone Transaction Overview

Exhibit F

On January 19, 2007, Juniper Content acquired all the capital stock of Firestone, which owns and operates ¡Sorpresa!, for 2,676,127 shares of Juniper Content Common stock plus warrants to purchase an additional 250,000 shares plus up to 2 million warrants exercisable at $5.00 contingent on achieving certain milestones in 2007 and 2008

All of Firestone’s debt which exceeded $3 million was retired; the remaining $3 million of outstanding debt to a major Juniper Content shareholder is non-recourse to the ¡Sorpresa! Network and related programming assets and services as well as Juniper Content

The purchase price of $8,220,140 was based on the value of Juniper Content’s common stock in August of 2006 ($6,529,750), the value of the non-contingent warrants issued ($82,000) and direct acquisition costs ($1,608,390) incurred in the transaction